As filed with the Securities and Exchange Commission on May 29, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 21, 1998
                                                           ------------


                                 RB ASSET, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


Delaware                            333-38673                         13-3973550
--------------------------------------------------------------------------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


645 Fifth Avenue, 8th Floor
New York, New York                                                         10022
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 848-0201
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              (Registrant's telephone number, including area code)


                       Former Name: River Asset Sub, Inc.
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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events

      On May 21, 1998, the Registrant and the Registrant's then parent, River Bank America (the "Bank"), jointly issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the full text of which is incorporated by reference herein, announcing (i) that the Bank had set May 22, 1998 as the record date for the distribution to the Bank's stockholders of the shares of the Bank's wholly-owned subsidiary, River Distribution Sub, Inc., to be converted into shares of the Registrant in the Bank's reorganization into a Delaware corporation, (ii) that on May 26, 1998 the Bank would distribute stock certificates representing shares of the Registrant to its stockholders of record as of the close of business on the record date and (iii) that the Bank's stock transfer records would be closed at the close of business on the record date.

      On May 26, 1998, the Bank, then a predecessor of the Registrant, issued a press release, a copy of which is attached hereto as Exhibit 99.2 and the full text of which is incorporated by reference herein, announcing that on May 22, 1998 the Bank had completed its reorganization and describing certain of the steps undertaken by the Bank to consummate the reorganization. On May 26, 1998, the Registrant also issued a press release, a copy of which is attached hereto as Exhibit 99.3 and the full text of which is incorporated by reference herein, announcing (i) that the Bank had completed its reorganization, (ii) that the Registrant as the successor in the reorganization, succeeds to the assets, liabilities and business of the Bank, and (iii) that the Registrant was in a position to undertake certain steps to manage the business and assets of its predecessor without the regulatory restraints imposed by the New York State Banking Department.


ITEM 7.   Financial Statements, Supplemental Financial Information and Exhibits.

(c)   Exhibits.

99.1 Joint Press Release of River Bank America and RB Asset, Inc., dated May 21, 1998.

99.2  Press Release of River Bank America, dated May 26, 1998.

99.3  Press Release of RB Asset, Inc., dated May 26, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RB ASSET, INC.
                                    (Registrant)


Date: May 29, 1998               By:  /s/ Jerome R. McDougal
                                      ------------------------------------------
                                      Name:  Jerome R. McDougal
                                      Title: President, Chief Financial Officer,
                                             Director and Chairman of the Board
                                             of Directors (principal executive
                                             and principal financial officer)